EXHIBIT 10.1

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                                       AND
                       AMENDMENT NO. 1 TO PLEDGE AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO PLEDGE AGREEMENT (this "Agreement") is made and entered into as of this 12th day of September, 1997 by and between BERLITZ INTERNATIONAL, INC., a New York corporation (the "Borrower"), each of the undersigned subsidiaries of the Borrower (the "Subsidiary Pledgors", and together with the Borrower, the "Pledgors", and each individually a "Pledgor"), NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("NationsBank"), and each other financial institution executing and delivering a signature page hereto and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to the Credit Agreement described below pursuant to SECTION 13.1 thereof (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Agent (the "Agent") for the Lenders party to the Credit Agreement described below.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower, the Agent and the Lenders have entered into a Credit Agreement dated as of August 28, 1997 (the "Credit Agreement");

     WHEREAS, the Pledgors and the Agent, on behalf of the Lenders, have entered into that certain Pledge Agreement dated as of August 28, 1997 (the "Pledge Agreement");

     WHEREAS, the Borrower and the Agent and the Lenders have agreed, subject to the terms and conditions of this Agreement, to amend the Credit Agreement to, among other things, amend and update SCHEDULE 8.4 thereto;

     WHEREAS, the Pledgors and the Agent have agreed, subject to the terms and conditions of this Agreement, to amend the Pledge Agreement with respect to certain pledges contained therein and to amend and update SCHEDULE I thereto, among other things;

     NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

     1. DEFINITIONS. The term "Credit Agreement" as used herein and in the Credit Agreement and the other Loan Documents shall mean the Credit Agreement as hereby amended and as from time to time further amended or modified. The term "Pledge Agreement" as used herein and in the Credit Agreement and the other Loan Documents shall mean the Pledge Agreement as hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the meaning provided therefor in the Credit Agreement or the Pledge Agreement, as applicable.

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     2. AMENDMENT TO CREDIT AGREEMENT. Subject to the conditions set forth herein, the Credit Agreement shall be and hereby is amended, effective as of the date hereof, by deleting SCHEDULE 8.4 in its entirety and inserting in replacement thereof the amended SCHEDULE 8.4 set forth as Exhibit A hereto.

     3. AMENDMENT TO PLEDGE AGREEMENT. Subject to the conditions set forth herein, the Pledge Agreement shall be and hereby is amended, effective as of the date hereof, as follows:

     (a) The third "WHEREAS" clause of the Pledge Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

               WHEREAS, as collateral security for the payment and performance of the Borrower's obligations under the Credit Agreement and the Subsidiary Pledgors' obligations under the Guaranty, each Pledgor is willing to pledge and grant to the Agent for the benefit of the Lenders a security interest in all or a portion of the issued and outstanding shares of capital stock, whether now in existence or hereafter issued, of each of its Subsidiaries required to be subject to a Pledge Agreement pursuant to the Credit Agreement (the "Pledged Stock"), including without limitation the Pledged Stock in such Subsidiaries more particularly described on SCHEDULE I hereto (such Subsidiaries, together with all other Subsidiaries whose capital stock may be required to be subject to a Pledge Agreement from time to time, are hereinafter referred to collectively as the "Pledged Subsidiaries"); and

     (b) The first paragraph of Section 2 of the Pledge Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

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               Each Pledgor hereby represents and warrants to the Agent for the benefit of the Lenders that (i) all of the issued and outstanding shares of capital stock of the Pledged Subsidiaries owned by the Pledgor (the "Stock") are validly issued and outstanding, fully paid and nonassessable and constitute all the authorized, issued and outstanding shares of capital stock of each of the Pledged Subsidiaries of such Pledgor, (ii) the Pledged Stock constitutes the number of shares of the authorized Stock of the Pledged Subsidiaries set forth in the column labeled "No. shares Pledged" on SCHEDULE I hereto, (iii) such Pledgor is the registered and record and beneficial owner of the Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer (other than Liens in favor of the Agent and the Lenders and restrictions imposed by applicable law), (iv) such Pledgor has full corporate power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer the Pledged Stock in the manner and form hereof, and (v) the pledge, assignment and delivery of the Certificated Pledged Stock to the Agent for the benefit of the Lenders pursuant to this Agreement creates, together with the delivery of the certificates evidencing the Certificated Pledged Stock, which delivery has heretofore been accomplished, a valid and perfected first priority security interest in the Certificated Pledged Stock in favor of the Agent for the benefit of the Lenders, securing the payment of the Secured Obligations. Except as permitted under SECTIONS 10.3 OR 10.5 of the Credit Agreement, none of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned, nor any Lien created therein, without the Agent's prior written consent, which may be withheld for any reason. Each Pledgor covenants with the Agent for the benefit of the Lenders that it shall at all times cause the Certificated Pledged Stock to be represented by the certificates now and hereafter delivered to the Agent in accordance with SECTION 1 hereof and that it shall not cause, suffer or permit any of the Pledged Subsidiaries to issue any capital stock, or securities convertible into, or exercisable or exchangeable for, capital stock, at any time during the term of this Agreement other than to the Pledgors and subject to this Agreement pursuant to SECTION 17 hereof.

     (c) SCHEDULE I is hereby deleted in its entirety and the amended SCHEDULE I set forth as Exhibit B hereto is inserted in replacement thereof.

     4. BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents, warrants and certifies that:

          (1) The representations and warranties made by it in Article VIII of the Credit Agreement are true and correct in all material respects on and as of the date hereof before and after giving effect to this Agreement;

          (2) The Borrower has the power and authority to execute and perform this Agreement and has taken all action required for the lawful execution, delivery and performance thereof;

          (3) No Default or Event of Default has occurred and is continuing on the date hereof, or will occur after giving effect to this Agreement.

     5. PLEDGORS' REPRESENTATIONS AND WARRANTIES. Each Pledgor hereby represents, warrants and certifies that it has the power and authority to execute and perform this Agreement and has taken all action required for the lawful execution, delivery and performance thereof.

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     6. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

     9. ENFORCEABILITY. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

                            [Signature pages follow.]


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                                 SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                          BORROWER AND PLEDGOR:

                                          BERLITZ INTERNATIONAL, INC.

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                          OTHER PLEDGORS:

                                          BERLITZ INVESTMENT CORPORATION

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                          BERLITZ LANGUAGES, INC.

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                          BERLITZ DO BRASIL, INC.


                                          AGENT:

                                          NATIONSBANK, NATIONAL ASSOCIATION,
                                          as Agent and as Lender

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

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